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                                                                      EXHIBIT 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 Nos. 33-39719, 33-38720, 33-62658, 333-42353, 333-46469,
333-61279, 333-61281, 333-53702, 333-53704 and 333-60564 of Actuant Corporation
of our reports dated September 26, 2001 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.



PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
November 5, 2001